UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JAZZ PHARMACEUTICALS PLC FIFTH FLOOR, WATERLOO EXCHANGE WATERLOO ROAD, DUBLIN 4, IRELAND ATTN: COMPANY SECRETARY V18172-P95820

 You invested in JAZZ PHARMACEUTICALS PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2023.

 Get informed before you vote

View the proxy statement, our letter to shareholders, our 2022 Annual Report on Form 10-K and our Irish statutory financial statements online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to July 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS Thursday, August 3, 2023 9:45 AM Local Time Jazz Pharmaceuticals plc Fifth Floor, Waterloo Exchange Waterloo Road Dublin 4, Ireland

During the meeting*: You may vote in person by attending the meeting.

Other voting options: You may also vote by Internet (by visiting www.ProxyVote.com or scanning the QR Barcode shown to the left) or by mail (by requesting a paper copy of the proxy materials, which will include a proxy card with additional voting instructions). Vote by 11:59 P.M. ET on August 2, 2023. Have the control number indicated in this notice available when voting by Internet or by phone.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to attend the meeting in person, please contact the Investor Relations Department of Jazz Pharmaceuticals plc at +353.1.634.7892 (Ireland) or +1.650.496.2800 (United States) or by email at investorinfo@jazzpharma.com.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual General Meeting of Shareholders. Please follow the instructions on the reverse side to vote these important matters.

You are receiving this communication because of shares held of Jazz Pharmaceuticals plc as of June 7, 2023.

This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail.

We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Voting Items		Board Recommends

1.	To elect four nominees for director named below to hold office until the 2026 Annual General Meeting of Shareholders.

Nominees:

1a.	Bruce C. Cozadd	For

1b.	Heather Ann McSharry	For

1c.	Anne O’Riordan	For

1d.	Rick E Winningham	For

2.	To ratify, on a non-binding advisory basis, the appointment of KPMG as the independent auditors of Jazz Pharmaceuticals plc for the fiscal year ending December 31, 2023 and to authorize, in a binding vote, the Board of Directors, acting through the audit committee, to determine KPMG’s remuneration.	For

3.	To approve, on a non-binding advisory basis, the compensation of Jazz Pharmaceuticals plc’s named executive officers as disclosed in the proxy statement.	For

4.	To grant the Board of Directors authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply.	For

5.	To approve any motion to adjourn the Annual General Meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the Annual General Meeting to approve Proposal 4.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V18173-P95820